Exhibit 99.2
EO-3021: An antibody drug conjugate targeting CLDN18.2 expressing cancers David Dornan, PhD Elevation Oncology, Inc. Institution Logo, if desired

Disclosure Information David Dornan I have the following relevant financial relationships to disclose: Employee of: Elevation Oncology, Inc. Consultant for: ReviR Therapeutics, Inc., Teon Therapeutics, Inc. Stockholder in: Elevation Oncology, Inc. 2 I will discuss investigational use in my presentation: EO-3021/SYSA1801/CPO102 in the Treatment of CLDN18.2 Positive Advanced Malignant Solid Tumors

Claudin 18.2 Expression Profile Confers Selectivity for Therapeutic Intervention

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Claudin 18.2


ECL1
Conserved Binding Motif
ECL2
TM2
TM1
TM4
TM3
N-terminus
C-terminus

- Claudin 18.2 is part of a family of tight junction membrane proteins
- Claudin 18.2 expression in normal tissues is restricted to the gastric mucosa with basolateral localization
- During malignant transformation, changes in cell polarity may result in exposure of Claudin 18.2
- Claudin 18.2 is overexpressed in several types of cancers including gastric, pancreatic, esophageal, ovarian, and lung
- Claudin 18.2 expression has minimal overlap (<20%) with HER2 or PD-L1 expression in gastric cancer
- No approved therapies targeting Claudin 18.2

Tissue Distribution RT-PCR


Colon
Intestine
Esophagus
Heart
Kidney
Liver
Lung
Pancreas
Skin
Stomach
NTC
CLDN18.1
CLDN18.2

Turechi et al. (2011)

CLDN18.2 Immunohistochemistry


Normal Stomach
Adenocarcinoma of the Esophagus
Mucinous Ovarian
Gastric Cancer

Sahin et al. (2008)

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Estimated Incidence of Claudin 18.2 in Solid Tumors Estimated New Cancer Cases Claudin 18.2 expression per disease type (IHC) Cancer Type US Incidence1 Global Incidence2 Gastric 26,500 1,090,000 77%3 (adenocarcinoma) Esophageal 21,500 604,000 78%3 (adenocarcinoma) Pancreatic 64,000 496,000 59-80%3-5 (PDAC) Ovarian 20,000 314,000 24%3 (mucinous) Lung 238,000 2,207,000 6%6 (adenocarcinoma) 1Siegel RL, et al. CA: A Cancer Journal for Clinicians. 2023; 73:1. 2Sung H. et al. CA: A Cancer Journal for Clinicians. 2020; 71:3. 3Sahin, et al. Clin Cancer Res. 2008 1;14(23):7624-34. 4Wöll et al. Int J Cancer. 2014; 134(3). 5Tanaka, et al. J Histochem Cytochem. 2011; 59(10): 942–952. 6Micke, et al. Int J Cancer. 2014;135(9):2206-14. *Any level of expression (e.g., ≥1% cells with any staining intensity of CLDN18.2) Abbreviations: US, United States; IHC, Immunohistochemistry; PDAC, Pancreatic ductal adenocarcinoma 4

Examples of CLDN18.2 Targeted Therapy Modalities Monoclonal mAbs Bispecific mAbs CAR T-cell Antibody Drug Conjugates zolbetuximab FL-301 AMG-910 (CD3) FL-302 (CD137) PT886 (CD47) Q-1802 (PD-L1) TJ033721 (4-1BB) CT041 LCAR-C18S LY011 EO-3021/SYSA1801/CPO102 CMG901 RC118 LM302 SOT102 SKB315 TORL-2-307 JS107 IBI343 5 Not an exhaustive list of all publicly disclosed programs Abbreviations: mAb, monoclonal antibody

Mechanism of Action for Antibody Drug Conjugates Modified from Tong et al. (2021) https://doi.org/10.3390/molecules26195847 6

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EO-3021 Molecular Structure

- **EO-3021 mAb Heavy Chain**

  EVQLSESGGALVQPGESLRLSCAASGFTFSSYAMTWVRQAPGKGLEWVSSLSGSGRSTYYAASIKGRFTISRDNSKNTLYLQMSSLRAE
  DTAIYYCAKSLSYYHYYFDYWGQGTLVTVSSASTKGPSVFPLAPSSKSTSGGTAALGCLVKDYFPEPVTVSWNSGALTSGVHTFPAVLQ
  SSGLYSLSSVVTVPSSSLGTQTYICNVNHKPSNTKVDKKVEPKSCDKTHTCPPCPAPELLGGPSVFLFPPKPKDTLMISRTPEVTCVVVDV
  SHEDPEVKFNWYVDGVEVHNAKTKPREEQYNSTYRVVSVLTVLHQDWLNGKEYKCKVSNKALPAPIEKTISKAKGQPREPQVYTLPP
  SRDELTKNQVSLTCLVKGFYPSDIAVEWESNGQPENNYKTTPPVLDSDGSFFLYSKLTVDKSRWQQGNVFSCSVMHEALHNHYTQKSL
  SLSPGK

- **EO-3021 mAb Light Chain**

  DIQLTQSPSFLSASVGDRVPITCRASQDISNYLAWYQQKPGKAPKLLIYSASTLQSGVPSRFSGSGSGTEFTLTISSLQPEDFASYHCQQVK
  TYPLTFGGGTKVEIKRTVAAPSVFIFPPSDEQLKSGTASVVCLLNNFYPREAKVQWKVDNALQSGNSQESVTEQDSKDSTYSLSSTLTLS
  KADYEKHKVYACEVTHQGLSSPVTKSFNRGEC


DAR 2
PEG3-VC-PAB
MMAE

7

DO NOT POST

EO-3021 mAb is Specific for CLDN18.2 over CLDN18.1 Cell Binding Activity EO-3021 mAb: • Fully Human mAb • IgG1 Isotype • Kd = 0.6 nM for CLDN18.2 • No binding to CLDN18.1 10 -1 10 0 10 1 10 2 10 3 10 4 10 5 0 5000 10000 15000 20000 25000 HEK293-CLDN18.1 HEK293-CLDN18.2 Test article concentration (ng/ml) Binding activity (MFI) Test Article Concentration (ng/ml) EO-3021 Binding (MFI) CLDN18.2 ECL1 CLDN18.1 ECL1 8 HEK293-CLDN18.2 HEK293-CLDN18.1 Abbreviations: ECL1, Extracellular Loop 1; ECL2, Extracellular Loop 2; IgG1, immunoglobulin G1; TM, Transmembrane

EO-3021 is ADCC and CDC Competent: Modest Differences Relative to Unconjugated mAb ADCC CDC EC50 = 113 ng/ml EC50 = 39 ng/ml 10 -1 10 0 10 1 10 2 10 3 10 4 10 5 0 1 2 3 4 5 EO-3021 mAb EO-3021 Test Article Concentration (ng/ml) CDC Activity (OD490) Test Article Concentration (ng/ml) 10 Relative CDC Activity (OD490) -2 10 0 10 2 10 4 10 6 0 1500 3000 4500 6000 7500 9000 Test Article Concentration (ng/ml) ADCC Activity (RLU) EO-3021 mAb EO-3021 EC50 = 168 ng/ml EC50 = 99.7 ng/ml Test Article Concentration (ng/ml) Relative ADCC Activity (RLU) HEK293-CLDN18.2 + Jurkat/FCGR3A-NFAT CHO-K1-CLDN18.2 + human serum complement 9 EO-3021 mAb EO-3021 EO-3021 mAb EO-3021 Abbreviations: ADCC, antibody dependent cellular cytotoxicity; CDC, complement dependent cytotoxicity

EO-3021-Mediated Endocytosis and Reduction of Cell Viability is Dependent on CLDN18.2 Expression

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Endocytosis of Fluorescent Labeled EO-3021



HEK293 HEK293-CLDN18.1 HEK293-CLDN18.2

EO-3021 Tx (2 μg/ml) labeled with Zenon pHrodo iFL, 24-hour incubation

EO-3021 Impact on Cell Viability


Cell Viability (RFU)
50000
40000
30000
20000
10000
0
10^0
10^1
10^2
10^3
10^4
Test article (ng/ml)
HEK293
HEK293-CLDN18.1
HEK293-CLDN18.2
IC_{50} = 100 ng/ml

EO-3021 Tx (varying concentration), 72-hour incubation, resazurin assay

10

EO-3021 EO-3021 mAb 10 -1 10 0 10 1 10 2 10 3 10 4 0 10000 20000 30000 40000 50000 SYSA1801 SYSA1801 mAb Test Article Concentration (ng/ml) Relative Fluorescence Unit (RFU) EO-3021 in vitro Activity More Notable in Cell Lines with Medium or High Levels of CLDN18.2 Expression Pancreatic Cancer BxPC3-18.2 CLDN18.2 High Gastric Cancer NCI-N87-18.2 CLDN18.2 Medium HER2 Amplified Test article (ng/ml) Test article (ng/ml) EC50 = 28 ng/ml Pancreatic Cancer PATU8988S CLDN18.2 Low Cell Viability (RFU) Cell Viability (RFU) Approximately 15% of CLDN18.2 expressing gastric cancers co-express HER27 Test article (ng/ml) EC50 = 132,725 ng/ml Cell Viability (RFU) 10 -5 10 0 10 5 10 10 0 10000 20000 30000 40000 50000 EO-3021 EO-3021 mAb Test Article Concentration (ng/ml) Relative Fluorescence Unit (RFU) EC50 = 7 ng/ml 11 7Schuler MH et al. J Clin Oncol. 2017. 35:15_suppl 4038-4038.

EO-3021 Promotes G2/M Cell Cycle Arrest and Activates Caspase 3/7 Cell Cycle Distribution Post-Tx Caspase 3/7 Activity Post-Tx BxPC3-CLDN18.2, 600 ng/ml Tx, 66+3 hours BxPC3-CLDN18.2, 24+3 hours Vehicle EO-3021 mAb EO-3021 mAb EO-3021 G1 Test article (ng/ml) Caspase 3/7 Activity (RLU) Cell Cycle Distribution 12 EO-3021 S G2/M

EO-3021 Demonstrates Bystander Effect on CLDN18.2 Negative Cells HEK-293-Luc cells co-cultured with either BxPC3-CLDN18.2 (Ag positive) or BxPC3 (Ag negative) cells and Tx for 96 hours 13 Abbreviations: Ag, antigen 200 1000 5000 0 5×10 5 1×10 6 1.5×10 6 2×10 6 EO-3021 (ng/ml) HEK293-Luc Cell Viability (RLU) HEK293-Luc cells + BxPC3-CLDN18.2 cells HEK293-Luc cells + BxPC3 cells

Single Dose of EO-3021 Confers Tumor Regressions in CLDN18.2 High Expressing Xenograft Model BxPC3-CLDN18.2 Pancreatic Xenograft Model CLDN18.2 High Nu/nu mice were administered single dose of Tx, unless otherwise indicated. Dosing initiated on Day 0. 14 0 5 10 15 20 25 30 0 300 600 900 1200 1500 Vehicle EO-3021 2 mg/kg EO-3021 4 mg/kg EO-3021 8 mg/kg EO-3021 mAb 8 mg/kg Gemcitabine 50 mg/kg biw x8 Time (days) Tumor Volume (mm 3 )

Single Dose of EO-3021 Confers Tumor Regressions in CLDN18.2 Medium Expressing Xenograft Model NUGC4-CLDN18.2 Gastric Xenograft Model CLDN18.2 Medium, HER2 Amplified Nu/nu mice were administered single dose of Tx, unless otherwise indicated. Dosing initiated on Day 0. 15 0 5 10 15 20 0 250 500 750 1000 1250 1500 EO-3021 mAb 4 mg/kg Vehicle EO-3021 0.5 mg/kg EO-3021 1 mg/kg EO-3021 2 mg/kg EO-3021 4 mg/kg Cisplatin 6 mg/kg qw x3 Time (days) Tumor Volume (mm 3 )

Single Dose of EO-3021 Confers Tumor Regressions in CLDN18.2 Low Expressing Xenograft Model Nu/nu mice were administered single dose of Tx, unless otherwise indicated. Dosing initiated on day 0. 16 0 5 10 15 20 25 30 0 100 200 300 400 500 Time (days) EO-3021 20 mg/kg EO-3021 10 mg/kg EO-3021 9 mg/kg qw x3 EO-3021 6 mg/kg qw x3 EO-3021 3 mg/kg qw x3 EO-3021-mAb 9 mg/kg qw x3 Gemcitabine 50 mg/kg qw x3 Vehicle Tumor Volume (mm 3 ) PATU8988S Pancreatic Xenograft Model CLDN18.2 Low

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Nonclinical Toxicology and PK Summary of EO-3021


EO-3021 mAb Cross Reactivity
EO-3021 Binding (MFI)
40000
30000
20000
10000
0
10⁻¹
10⁰
10¹
10²
10³
10⁴
10⁵
Test article (ng/ml)
Mouse CLDN18.2
Cynomolgus CLDN18.2
Human CLDN18.2
Rat CLDN18.2

- EO-3021 mAb is cross reactive with major toxicology species
- NHP PK is dose proportional with $t_{1/2}$ ~7 days
- General toxicology profile across species (cyno and rat) is consistent with either MMAE payload or CLDN18.2 targeting in the stomach
- Pharmacology/toxicology integrated data suggest EO-3021 can achieve doses in humans that result in anti-tumor activity

Abbreviations: MMAE, monomethyl auristatin E; NHP, non-human primates; PK, pharmacokinetics; $t_{½}$, half-life

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B A S E L I N E W E E K 2 4 EO-3021/SYSA1801 Activity in a Patient with Gastric Cancer ● Patient: 47-year-old female with gastric cancer ● Metastases: lymph nodes ● Prior therapy: XELOX (oxaliplatin + capecitabine) with immunotherapy ● EO-3021 treatment: 1.0 mg/kg IV Q3W x 12 cycles (ongoing) ● Target Lesion: Retroperitoneal lymph node ● RECIST v1.1: Best overall response of confirmed partial response (66.7% maximal tumor reduction) ● Duration of response: ~11 months (ongoing) ● Clinical Trial: Phase I (NCT05009966) -100 -80 -60 -40 -20 0 20 40 0 1 2 3 4 5 6 7 8 9 10 11 12 T A R G E T L E S I O N C H A N G E F R O M B A S E L I N E ( % ) T I M E F R O M S T A R T O F T R E A T M E N T ( M O N T H S ) P R P R P R P R ( o n g o i n g ) P R Progressive disease Partial response P R 18 EO-3021 is under investigation in a clinical trial and has not been approved for any indication by a regulatory administration Image courtesy of Peking University Cancer Hospital & Institute

EO-3021 Summary ▪ Antibody drug conjugate composed of a fully human IgG1 CLDN18.2 selective mAb conjugated at Q295 with a vcMMAE linker payload to give DAR2 ▪ Promotes cell killing of cell lines expressing CLDN18.2 and a consequential bystander effect on CLDN18.2 negative cells ▪ Robust in vivo activity in xenografts with varying levels of CLDN18.2 • Single dose tumor regressions in models with varying levels of CLDN18.2 with a lower minimal efficacious dose in models with medium and high levels of CLDN18.2 relative to models with low CLDN18.2 ▪ Pharmacology/toxicology integrated data suggest EO-3021 can achieve doses in humans that results in anti-tumor activity ▪ Confirmed PR (66.7% reduction) with 11 months (and ongoing) duration of response in a patient living with metastatic gastric cancer in an ongoing Phase I clinical trial (NCT05009966) ▪ Elevation Oncology sponsored Phase I trial to initiate in US 2H 2023 19

Acknowledgements CSPC ▪ Mo Dan ▪ Xiwu Hui ▪ Yancui Wang ▪ Can Yuan ▪ Yang Zhang ▪ Xiaoyan Wang ▪ Charles Wang Elevation Oncology ▪ Thomas O’Hare ▪ Jaya Srivastava ▪ Valerie Jansen ▪ Shawn Leland ▪ Joe Ferra Peking University Cancer Hospital & Institute ▪ Yakun Wang ▪ Jifang Gong ▪ Lin Shen